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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report January 14, 2005
                Date of earliest event reported January 14, 2005


                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission file no. 1-9659


          Delaware                                               95-4119509
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


            One Marcus Square
             1618 Main Street
               Dallas, Texas
                                                                  75201
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911

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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.                 OTHER EVENTS AND REQUIRED DISCLOSURES


The Neiman Marcus Group, Inc. announced today that its Board of Directors has declared a quarterly cash dividend of $0.15 per share for its Class A and Class B common stock, payable on February 11, 2005 to shareholders of record at close of business on January 28, 2005. The dividend is an increase over the previous quarterly dividend rate of $0.13 per share, first declared by The Neiman Marcus Group Board of Directors in January 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE NEIMAN MARCUS GROUP, INC.



Date:  January 14, 2005                 By:  /s/ T. Dale Stapleton
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                                                 T. Dale Stapleton Vice
                                                 President and Controller
                                                 (principal accounting officer
                                                 of the registrant)